Filed pursuant to Rule 497(e)
Registration Nos. 333- 198731; 811- 22997

Supplement dated June 8, 2015 to
the Summary Prospectus dated February 5, 2015
for Oaktree High Yield Bond Fund, a series of Oaktree Funds

Effective May 1, 2015, David Rosenberg became a Co-Portfolio Manager of Oaktree High Yield Bond Fund (“the Fund”). Accordingly, the following information supplements information in the Fund’s Summary Prospectus.

Portfolio Managers

The name, title and length of service of the persons who are primarily responsible for the day-to-day management of the Fund are set out below:

Sheldon Stone, Principal and Co-Portfolio Manager of the Fund since its inception.
Shannon Ward, Managing Director and Co-Portfolio Manager of the Fund since its inception.
David Rosenberg, Co-Portfolio Manager of the Fund since May 1, 2015.

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Please retain this supplement for future reference.